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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 24, 2004
                                                        -------------------


                           THE MED-DESIGN CORPORATION
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


                  Delaware             0-25852                23-2771475
              ----------------   ---------------------    -------------------
              (State or Other       (Commission File      (I.R.S. Employer
              Jurisdiction of            Number)          Identification No.)
               Incorporation)


                      2810 Bunsen Avenue
                      Ventura, California                       93003
--------------------------------------------------------    ----------------
           (Address of Principal Executive Offices)           (Zip Code)




        Registrant's telephone number, including area code (805) 339-0375
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 24, 2004, the Audit Committee of the Board of Directors of The Med-Design Corporation engaged BDO Seidman, LLP as its independent registered public accounting firm.

















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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE MED-DESIGN CORPORATION
                                     (Registrant)


                              By /s/ Joseph N. Bongiovanni, III
                                 ------------------------------
                                 Joseph N. Bongiovanni, III
                                 Vice President & Secretary



Dated: September 28, 2004













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